                                                                    EXHIBIT 10.1

                                  AMENDMENT TO
                    CONCORD GROWTH CORPORATION LOAN AGREEMENT
                                  Amendment #5
                               Dated July 1, 1995


The CONCORD GROWTH CORPORATION LOAN AGREEMENT dated May 1, 1994 (the "Agreement"), between Concord Growth Corporation, a California Corporation, and Advanced Materials, Inc., a California Corporation is hereby amended in the specific section(s) as follows:

Section 6.12.1 Borrower shall maintain a positive cash flow (as determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied) for each calendar quarter, beginning September 30, 1995, and shall not have more than one month of negative cash flow in a row.

Section 6.12.2 Borrower shall be profitable (as determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied) for each calendar year, beginning on March 31, 1996, and shall not have a net loss for more than one quarter in a row.

Section 7.2.6 Upon an event of default, Borrower shall pay Lender a fee equal to 1% per month times the average daily balance of the outstanding Obligation for the immediately preceding month (or part thereof) in which Borrower is in default, in addition to the interest and fees due under Section 3 of the Agreement. This fee shall be due on the first day of the following month.

Section 9.2.4  The maximum early termination fee shall not exceed $50,000.

Section 9.11 PARTICIPATIONS; SECURITIZATION. Buyer may assign and sell participations in its rights and obligations under this Agreement and any other agreements. Buyer may include the Advances made pursuant to this Agreement and the other agreements in a pool of Advances in which Buyer sells undivided interests as part of a securitization program.
               (a) Seller understands that Buyer may from time to time transfer and assign its rights under this Agreement to one or more assignees. Seller hereby consents to these transfers and assignments by Buyer to one or more assignees. Seller hereby consents that any such assignee may exercise the rights of Buyer hereunder. Seller hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against Buyer shall be limited to, and may only be brought against, Buyer and shall not extend to any assignee, including but not limited to funding obligations.
               (b) Seller and Buyer intend that any and all direct or indirect assignees of the Buyer of the type set forth above shall be third party beneficiaries of this Agreement.

Section 10.1.1 Maximum Credit..............................................     $2,000,000.

Section 10.1.2 Sublimit for Inventory (as described in Inventory Rider)....     $600,000.

Section 10.4.1 Interest Rate...............................................     Prime Rate plus 4% per
                                                                                annum.

Section 10.4.3 Facility Fee................................................     1% of Section 10.1.1.

Section 10.4.7 Monthly Minimum Fee.........................................     $10,000.

Section 10.9.3 Renewal Term................................................     12 months


THE AMENDMENT AFFECTS ONLY THE ABOVE LISTED SECTION(S) OF THE AGREEMENT AND ALL OTHER PROVISIONS OF THE AGREEMENT SHALL REMAIN UNCHANGED AND IN FORCE AS WRITTEN OR THEREAFTER AMENDED IN WRITING.



                    Signatures appear on the following page.

This Amendment shall become effective when it is accepted and executed by an authorized officer of Lender.


AGREED:

BORROWER:
     ADVANCED MATERIALS, INC.

     BY: /s/ J.E. Fullerton
         -------------------------------          -------------------------
             V.P. Controller                      CGC WITNESS
         -------------------------------
             (PRINT NAME AND TITLE)

     DATE:   7/14/95
          ------------------------------

ACCEPTED:

LENDER:
     CONCORD GROWTH CORPORATION

     BY: /s/ J.C. McDonald
         -------------------------------
             J.C. McDonald  VP
         -------------------------------
             (PRINT NAME AND TITLE)

     DATE:   7-17-95
          ------------------------------


                             Rates effective 7-1-95